Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1 – Summary of Significant Accounting Policies

Nature of Operations.    Southwest Gas Corporation and its subsidiaries (the “Company”) consist of two segments: natural gas operations (“Southwest” or the “natural gas operations” segment) and construction services. Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. NPL Construction Co. (“NPL” or the “construction services” segment), a wholly owned subsidiary, is a full-service underground piping contractor that primarily provides utility companies with trenching and installation, replacement, and maintenance services for energy distribution systems. NPL also holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. NPL consolidates the entity (IntelliChoice Energy, LLC) as a majority-owned subsidiary.

Basis of Presentation.    The Company follows generally accepted accounting principles in the United States (“U.S. GAAP”) in accounting for all of its businesses. Accounting for the natural gas utility operations conforms with U.S. GAAP as applied to regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation.    The accompanying financial statements are presented on a consolidated basis and include the accounts of Southwest Gas Corporation and all subsidiaries. All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and NPL in accordance with accounting treatment for rate-regulated entities.

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll and related costs such as taxes and benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.

Other Property and Investments.    Other property and investments includes (millions of dollars):

	2013	2012
NPL property and equipment	$320	$287
NPL accumulated provision for depreciation and amortization	(163)	(136)
Net cash surrender value of COLI policies	93	80
Other property	11	11

Total	$261	$242

Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.

Prepaids and other current assets.    Prepaids and other current assets includes gas pipe inventory and operating supplies of $21 million in 2013 and $25 million in 2012.

Income Taxes.    The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets.

Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with a purchase-date maturity of three months or less. Cash and cash equivalents fall within Level 1 (quoted prices for identical financial instruments) of the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. During 2012 and 2013, approximately $20 million and $9.3 million, respectively, of customer advances, upon contract expiration, were applied as contributions toward utility construction activity and represent a non-cash investing activity.

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission’s (“SEC”) position on presentation of these amounts, management has reclassified estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the balance sheets. The reclassified amounts are presented in the table below (thousands of dollars):

	December 31, 2013	December 31, 2012
Accumulated removal costs	$279,000	$256,000

Gas Operating Revenues.    Revenues are recorded when customers are billed. Customer billings are based on monthly meter reads and are calculated in accordance with applicable tariffs and state and local laws, regulations, and agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter reading date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals.

The Company acts as an agent for state and local taxing authorities in the collection and remission of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in gas operating revenues. The Company uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Revenues.    The majority of NPL contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in two weeks or less. Revenues are recorded as installations are completed. Long-term fixed-price contracts use the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on contracts not yet completed. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps, that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.

In 2011, NPL recorded $5 million in estimated pretax profit associated with a large fixed-price contract. In connection with significant changes in estimated costs to complete the fixed-price contract, NPL results for 2012 reflected a pretax loss of $15 million ($0.20 per share, after tax). The estimated cost changes that resulted in the loss recognized included reductions in projected productivity and higher costs of restoration work. During 2013, profitability on this contract was minimal and as of December 31, 2013, this fixed-price contract is substantially complete.

Construction Expenses.    The construction expenses classification in the income statement includes payroll expenses, job-related equipment costs, direct construction costs, gains and losses on equipment sales, general and administrative expenses, and office-related fixed costs of NPL.

Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of PGA deferrals and recoveries.

Operations and Maintenance Expense.    For financial reporting purposes, operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers, uncollectible expense, administrative and general salaries and expense, employee benefits expense, and legal expense (including injuries and damages).

Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Nonutility and construction services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.

Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the consolidated statements of income as an offset to net interest deductions and the equity portion is reported as other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2013	2012	2011
(In thousands)
AFUDC:
Debt portion	$1,260	$1,129	$718
Equity portion	2,274	1,943	1,154

AFUDC capitalized as part of utility plant	$3,534	$3,072	$1,872

Other Income (Deductions).    The following table provides the composition of significant items included in Other income (deductions) on the consolidated statements of income (thousands of dollars):

	2013	2012	2011
Change in COLI policies	$12,400	$6,600	$700
Interest income	461	924	485
Pipe replacement costs	(132)	(2,680)	(4,761)
Miscellaneous income and (expense)	(429)	(433)	(1,836)

Total other income (deductions)	$12,300	$4,411	$(5,412)

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). Changes in cash surrender values are directly influenced by the investment portfolio underlying the insurance policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences. Pipe replacement costs include amounts associated with certain Arizona non-recoverable pipe replacement work. The replacement program work subject to non-recoverability was substantially completed in 2012.

Earnings Per Share.    Basic earnings per share (“EPS”) are calculated by dividing net income by the weighted-average number of shares outstanding during the period. Diluted EPS includes the effect of additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the shares used in the Basic and Diluted EPS calculations is shown in the following table. Net income was the same for Basic and Diluted EPS calculations.

	2013	2012	2011
(In thousands)
Average basic shares	46,318	46,115	45,858
Effect of dilutive securities:
Stock options	26	42	52
Performance shares	231	254	271
Restricted stock units	183	144	110

Average diluted shares	46,758	46,555	46,291

Subsequent Events.    Management of the Company monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.